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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                October 19, 1998
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                Date of Report (Date of earliest event reported)



                           Wabash National Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                        1-10883              52-1375208
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(State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)                File No.)         Identification No.)


            1000 Sagamore Parkway South, Lafayette, Indiana  47905
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           (Address of principal executive offices)      (Zip Code)



              Registrant's telephone number, including area code:
                                    (765) 448-1591
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                                Not applicable
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         (Former name or former address, if changed since last report)


                            Exhibit Index on Page 4





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Item 5.          Other Events.

                 On October 19, 1998, Wabash amended its Shareholder Rights Agreement (the "Rights Plan"), to eliminate those provisions that require that certain actions may only be taken by "Continuing Directors." This First Amendment to the Rights Plan was made in response to the Delaware Court of Chancery's recent decision in Carmody v. Toll Brothers, Inc. In the view of the Wabash Board of Directors, based on advice of counsel, the Toll Brothers decision has cast doubt on the legality under Delaware law of so-called "dead-hand" provisions in many existing shareholder rights plans. Although the opinion related to the denial of a motion to dismiss an action challenging the "dead-hand" provision and not an opinion addressing the actual validity of the provision under Delaware law, the Delaware court stated that a "dead-hand" provision was open to challenge under Delaware law on both statutory and fiduciary grounds. A so-called "dead-hand" provision is a provision which provides that outstanding rights can only be redeemed by "continuing directors," which is generally defined to mean directors who were members of the board at the time the Rights Agreement was adopted and any other person who subsequently becomes a member of the board if such person's nomination for election to the board was recommended or approved by a majority of the continuing directors. The Board of Directors believes the disputed validity of these provisions under the Toll Brothers opinion warrants action to amend the Rights Plan. The Form of First Amendment to the Rights Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

                          99.1    Form of First Amendment to Rights Agreement,
dated October 21, 1998.


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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Wabash National Corporation




Date:  October 26, 1998            By:  /s/ Mark R. Holden
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                                        Mark R. Holden
                                        Vice President - Chief Financial
                                        Officer (Principal Financial Officer
                                        and Principal Accounting Officer)





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                                 EXHIBIT INDEX



Exhibit No.               Description

99.1                      Form of First Amendment to Rights Agreement, dated
                          October 21, 1998